SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------


                                    Form 8-K
              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  ------------


                      November  25,  1997  (November  19,  1997)
                  (Date of report)(Date of earliest event reported)


                                HFS Incorporated
             (Exact name of Registrant as specified in its charter)


          Delaware                          1-11402                   22-3059335
 (State or other jurisdiction         (Commission File No.)     (I.R.S. Employer
of incorporation or organization)                        Identification Number)

          6 Sylvan Way
     Parsippany, New Jersey                                         07054
(Address of principal executive offices)                         (Zip Code)





                                 (973) 428-9700
              (Registrant's telephone number, including area code)



                                      None
       (Former name, former address and former fiscal year, if applicable)

Item 5.        Other Events

     On November 19, 1997, HFS Incorporated (the "Company") announced that it had entered into a definitive agreement (the "Merger Agreement") to acquire Jackson Hewitt Inc. ("JTAX"), for approximately $480 million in cash, or $68 per share of common stock of JTAX. Pursuant to the Merger Agreement, the Company will commence a tender offer for all outstanding shares of JTAX which is expected to be completed on or about January 5, 1998, unless extended. Following the tender offer and upon approval of the Merger Agreement by the JTAX shareholders, any JTAX shares not tendered will be purchased in a merger for $68 per share in cash. The JTAX Board of Directors and its management have unanimously agreed to support the proposed transaction. The closing of this transaction is subject to customary conditions, including regulatory approval. The information set forth in the press release attached hereto as Exhibit 99.1 is incorporated herein by reference in its entirety.

     On November 19, 1997, the Company entered into an Amended and Restated Credit Agreement with the Chase Manhattan Bank to increase the availability under such Credit Agreement from $300 million to $500 million. A copy of such Credit Agreement is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 7.        Exhibits

Exhibit
   No.         Description

10.1 Agreement and Plan of Merger, by and among HFS Incorporated, HJ Acquisition Corp. and Jackson Hewitt Inc., dated as of November 19, 1997.

10.2 Amended and Restated Credit Agreement entered into as of November 19, 1997 by and between HFS Incorporated and The Chase Manhattan Bank.

99.1 Press Release: HFS Incorporated Agrees to Acquire Jackson Hewitt, Inc. dated November 19, 1997

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                HFS INCORPORATED



                                By:  /s/     James E. Buckman
                                        James E. Buckman
                                        Senior Executive Vice President
                                        and General Counsel


Date: November 25, 1997

                                HFS INCORPORATED
                           CURRENT REPORT ON FORM 8-K
               Report Dated November 25, 1997 (November 19, 1997)

                                  EXHIBIT INDEX

Exhibit No.       Description

10.1 Agreement and Plan of Merger, by and among HFS Incorporated, HJ Acquisition Corp. and Jackson Hewitt Inc., dated as of November 19, 1997.

10.2 Amended and Restated Credit Agreement entered into as of November 19, 1997 by and between HFS Incorporated and The Chase Manhattan Bank.

99.1 Press Release: HFS Incorporated Agrees to Acquire Jackson Hewitt, Inc. dated November 19, 1997